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                       (Deloitte & Touche LLP letterhead)

                                                                    Exhibit 23.2



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Zemex Corporation on Form S-8 of our report dated February 2, 2001 except as to note 19, which is as of March 20, 2001 appearing in the Annual Report on Form 10-K of Zemex Corporation for the year ended December 31, 2000.

/S/ DELOITTE & TOUCHE LLP

Chartered Accountants

Toronto, Canada
September 27, 2001